Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies
Commitments and Contingencies

Note 22. Commitments and Contingencies

Litigation

The Group is subject to routine litigation incidental to its business and is named from time to time as a defendant and is a plaintiff from time to time in various legal actions arising in connection with its activities, certain of which may include large claims for punitive damages. Further, due to the size, complexity and nature of the Group’s operations, various legal and tax matters are outstanding from time to time, including periodic audit by various tax authorities.

The Company, certain subsidiaries, and one of our officers have been named as defendants in a legal action relating to an alleged guarantee of the former parent of the Group. The Group believes that such claim is without merit and intends to defend such claim vigorously.As at December 31, 2024, the claim amounted to approximately $121 million (approximately €81 million), plus interest and costs.

If management’s current assessments are incorrect or if management is unable to resolve any of these matters favourably, there may be a material adverse impact on the Group’s financial performance, cash flows or results of operations.

Rights to Subscribe to Shares in Subsidiaries

During 2017, two subsidiaries of the Group entered into agreements with third-party employee incentive corporations whereby the latter were granted the rights to buy up to 10% of the share capital of the subsidiaries on a diluted basis at a price to be no less or more than the then existing net tangible asset value. The rights expire in 2027.